UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2009
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Nationwide Utilities Corp.
(formerly Pluris Energy Group Inc.)
(Exact name of registrant as specified in its charter)

Commission File Number 000-25579

Nevada	87-0571853
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

12929 Gulf Freeway, Suite 200
Houston, Texas 77034
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 713-538-1484

Pluris Energy Group Inc.
(Former name, former address and former fiscal year, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective November 26, 2009, we completed a merger with our wholly-owned subsidiary, Nationwide Utilities Corp. As a result, we have changed our name from “Pluris Energy Group Inc.” to “Nationwide Utilities Corp.” We changed the name of our company to better reflect the direction and business of our company.

Item 7.01.	Regulation FD Disclosure

The name change becomes effective with FINRA’s Over-the-Counter Bulletin Board at the opening for trading December 2, 2009, under the new stock symbol “NWUC”. Our new CUSIP number is 638684 100.

Item 9.01.	Financial Statements and Exhibits.

3.1	Articles of Merger filed with the Secretary of State of Nevada on November 4, 2009, and which was effective November 26, 2009.

99.1	News Release dated December 1, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONWIDE UTILITIES CORP.

	By:	/s/ Kenneth Koepke
	Name:	KENNETH KOEPKE
	Title:	CEO, Chairman and Director

Date: December 7, 2009